UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2008

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

                                             CHARTWELL
                                             DIVIDEND AND
                                             INCOME FUND, INC.

                                             ANNUAL REPORT TO SHAREHOLDERS
                                             DATED NOVEMBER 30, 2008

                                             CHARTWELL INVESTMENT
                                      [LOGO] PARTNERS
                                             WWW.CHARTWELLIP.COM

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

INVESTMENT OBJECTIVES & STRATEGY (UNAUDITED)

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


                                        2
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

COVERED CALL OPTIONS

The Fund is permitted to write (i.e., sell) covered call options on equity securities (including Exchange Traded Funds) or on stock indexes. The Fund may cover call options by: (i) owning the same security or, in the case of options on a stock index, a portfolio of stock substantially replicating the movement of the index underlying the call option until the option is exercised or expires;
(ii) segregating cash or other liquid assets with the Fund's Custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules and regulations.

The writing of call options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the investment adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the investment adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.


                                        3
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

DEAR SHAREHOLDERS (UNAUDITED),

Stock market performance for the year ended November 30, 2008 was disappointing. The S&P 500 Index returned -38.09% and the Merrill Lynch High Yield Cash Pay Index returned -31.21% while for the same period the Chartwell Dividend and Income Fund's ("Fund") total market return, including reinvested dividends, was -58.90% and the Net Asset Value (NAV) return was -47.75%, also including the reinvestment of dividends. These results are discussed in greater detail later in this report.

While we were disappointed with the performance of the Fund during this period, a robust options overwrite strategy on the common stock portfolio has been a positive contributor to the Fund. Our ability to sell options on shares that were held by the Fund enabled us to take advantage of options premiums that are historically high due to the volatility in the market. In addition, through various transactions made during the period, we believe we strengthened the overall portfolio given the level of uncertainty in the markets. Some of these changes are discussed in the equity and fixed income sections, which appear later in this report.

The Fund's fiscal year saw substantial turmoil in both the economy and the markets. What began as a domestic-centered slowdown in the economy became a worldwide economic slowdown as the stunning increase in the price of fuel and the significant tightening of credit availability combined to slow even the fastest growing emerging markets. The price of oil rose from $90 a barrel to a peak of $147 per barrel in early July and then fell to about $55 per barrel at the end of November as demand fell and the slowing global economy took hold. As the year progressed, job losses mounted, housing activity and house prices continued to fall, banks and brokerages continued to take large charges on various investments and loans, lenders continued to tighten lending standards, large financial institutions either failed outright, were supported directly by the government or were forced to merge into healthier institutions. In an attempt to support the economy and the markets, the U.S. government took unprecedented steps in an attempt to keep the financial markets from failing completely. These actions included guaranteeing various debt instruments, lowering the federal funds rate from 4.5% to 1.0% and making substantial direct investments in financial institutions through the Troubled Asset Relief Program. We expect continued volatility in stock and bond prices as market participants continue to evaluate the myriad issues facing the US economy -- bidding the markets higher as they perceive an end to the crises and bidding the markets lower as they perceive increasing risks.


                                        4
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

We will continue to closely watch the economy and the markets and will endeavor to make appropriate adjustments in the Fund's portfolio as we believe circumstances warrant.

Please read the equity and fixed income commentary for more information and analysis.

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Sincerely,


/s/ Winthrop S. Jessup
Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND


/s/ Bernard P. Schaffer                 /s/ Andrew S. Toburen
Bernard P. Schaffer                     Andrew S. Toburen
PORTFOLIO MANAGER                       PORTFOLIO MANAGER

                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                     Andrew S. Toburen
PORTFOLIO MANAGER                       PORTFOLIO MANAGER
EQUITY                                  FIXED INCOME

Paul Matlack                            Christine F. Williams
PORTFOLIO MANAGER                       PORTFOLIO MANAGER
FIXED INCOME                            FIXED INCOME


                                        5
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2008?

For the fiscal year ended November 30, 2008, the Fund's market return was -58.90% including dividends reinvested. The Fund's net asset value (NAV) return including dividends reinvested was -47.75%. The market, as measured by the S&P 500, was down 38.09% (including dividends) for the period.

The Merrill Lynch High Yield Cash Pay Index returned -31.21% for the fiscal year ended November 30, 2008. By late summer, the markets were coming to grips with the depth and breadth of the current credit crisis. As investment banks, hedge funds and structured product managers began the task of deleveraging, intense selling pressure emerged across many asset classes, including high yield bonds. September, October and November were each, on an individual basis, the three worst performing months in the history of the high yield bond market, returning in aggregate -29.67% over the three month span. It appears that investors flocked to the safety of U.S. Treasury securities driving interest rates lower. The yield on the 10-year Treasury declined 1.01% during the fiscal year to finish at 2.96%, while the yield on the overall high yield market increased 12.24% to finish at 21.69%, a historical high. As shown in the graphic below, the high yield market's spread to Treasury (or risk premium) also ended the fiscal year at a historical high of 18.73%. In addition, as shown below, the net percentage of creditors tightening standards for commercial and industrial loans reached the highest level since October 1990.

                          High Spread vs Default Rates
                       (Source: Merrill Lynch, Bloomberg)

                              (PERFORMANCE GRAPH)

         Spread   Default Rates
         ------   -------------
Nov-98     530         280
Dec-98     555         341
Jan-99     550         349
Feb-99     507         359
Mar-99     510         382
Apr-99     464         420
May-99     467         480
Jun-99     465         485
Jul-99     444         532
Aug-99     465         552
Sep-99     489         584
Oct-99     499         597
Nov-99     470         585
Dec-99     453         556
Jan-00     461         553
Feb-00     496         553
Mar-00     584         567
Apr-00     596         567
May-00     618         540
Jun-00     615         555
Jul-00     617         496
Aug-00     641         521
Sep-00     664         531
Oct-00     757         496
Nov-00     874         544
Dec-00     881         615
Jan-01     739         669
Feb-01     729         709
Mar-01     760         784
Apr-01     739         803
May-01     703         809
Jun-01     739         829
Jul-01     745         890
Aug-01     731         937
Sep-01     914         971
Oct-01     865        1019
Nov-01     752        1022
Dec-01     734        1060
Jan-02     697        1089
Feb-02     722        1073
Mar-02     621        1060
Apr-02     601        1057
May-02     643        1070
Jun-02     781        1054
Jul-02     874        1033
Aug-02     882        1002
Sep-02     966         978
Oct-02     974         929
Nov-02     800         894
Dec-02     802         843
Jan-03     747         768
Feb-03     757         771
Mar-03     696         698
Apr-03     576         679
May-03     614         663
Jun-03     554         614
Jul-03     488         587
Aug-03     477         619
Sep-03     483         603
Oct-03     415         607
Nov-03     401         550
Dec-03     368         531
Jan-04     360         517
Feb-04     381         442
Mar-04     392         427
Apr-04     351         403
May-04     383         365
Jun-04     371         349
Jul-04     369         293
Aug-04     381         234
Sep-04     372         234
Oct-04     355         242
Nov-04     310         247
Dec-04     314         241
Jan-05     341         219
Feb-05     305         249
Mar-05     360         229
Apr-05     423         220
May-05     423         218
Jun-05     404         192
Jul-05     354         191
Aug-05     390         203
Sep-05     378         197
Oct-05     381         195
Nov-05     394         178
Dec-05     399         167
Jan-06     368         171
Feb-06     369         159
Mar-06     339         158
Apr-06     318         151
May-06     330         173
Jun-06     351         179
Jul-06     359         172
Aug-06     369         166
Sep-06     365         171
Oct-06     353         181
Nov-06     347         190
Dec-06     318         174
Jan-07     300         177
Feb-07     311         175
Mar-07     312         158
Apr-07     303         162
May-07     276         151
Jun-07     312         145
Jul-07     422         154
Aug-07     451         144
Sep-07     410         129
Oct-07     429         107
Nov-07     548          91
Dec-07     561          91
Jan-08     640         109
Feb-08     697         123
Mar-08     745         146
Apr-08     635         169
May-08     607         186
Jun-08     686         197
Jul-08     741         231
Aug-08     772         247
Sep-08    1007         266
Oct-08    1496         287
Nov-08    1873         307

             Net % of Creditors Tightening Standards for C&I Loans
                           (source: Federal Reserve)

                              (PERFORMANCE GRAPH)

04/30/90      56.9
07/31/90     39.45
10/31/90      48.9
01/31/91      36.0
04/30/91      15.5
07/31/91     12.25
10/31/91       9.0
01/31/92      5.25
04/30/92       0.9
07/31/92      -1.7
10/31/92      4.35
01/31/93      2.65
04/30/93     -7.85
07/31/93    -19.45
10/31/93    -17.75
01/31/94    -12.95
04/30/94     -12.2
07/31/94     -6.95
10/31/94     -17.4
01/31/95     -6.85
04/30/95      -5.9
07/31/95     -6.05
10/31/95     -3.45
01/31/96      6.95
04/30/96      -0.9
07/31/96      -3.7
10/31/96      -7.8
01/31/97     -5.45
04/30/97     -6.95
07/31/97      -5.7
10/31/97      -7.0
01/31/98       1.8
04/30/98      -7.1
07/31/98       0.0
10/31/98      36.4
01/31/99       7.4
04/30/99      10.0
07/31/99       5.4
10/31/99       9.1
01/31/00      10.9
04/30/00      24.6
07/31/00      33.9
10/31/00      43.8
01/31/01      59.7
04/30/01      50.9
07/31/01      40.4
10/31/01      50.9
01/31/02      45.4
04/30/02      25.0
07/31/02      23.2
10/31/02      20.0
01/31/03      22.0
04/30/03       8.9
07/31/03       3.5
10/31/03       0.0
01/31/04     -17.9
04/30/04     -23.2
07/31/04     -20.0
10/31/04     -21.1
01/31/05     -23.6
04/30/05     -24.1
07/31/05     -16.7
10/31/05      -8.8
01/31/06     -10.7
04/30/06     -12.3
07/31/06      -8.9
10/31/06       0.0
01/31/07       0.0
04/30/07      -3.7
07/31/07       7.5
10/31/07      19.2
01/31/08      32.2
04/30/08      55.4
07/31/08      57.6
10/31/08      83.6


(See description of Benchmark indices on page 13.)
                                        6
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund returned -47.75% overall for the fiscal year ended November 30, 2008. For the same period, the equity portion of the Fund returned -35.93%. This return was comprised of a -41.60% return for the stocks invested in by the Fund and approximately 5.67% from gains from writing call options. As can be seen below, no single sector of the S&P 500 had positive returns during the period and all sectors but Consumer Staples had negative returns exceeding 25%. While stock selection in both the Bank and Real Estate groups was positive, it was not enough to offset the overweight versus the S&P 500 and poor stock selection among other Financials. In addition, negative stock selection in the Industrials sector detracted from relative performance. Positive contributions to relative performance came from a higher than normal cash position maintained as a defensive position throughout the year, an underweight in the Technology sector, solid stock selection combined with an overweight in the Telecommunications sector, and an overweight in the Energy sector.

                                  Total Return
                          Year Ended November 30, 2008

                               (PERFORMANCE GRAPH)

CWF (NAV)                                   -47.8%
CWF Equities                                -35.9%
CWF High Yield                              -23.8%
S&P 500 Index                               -38.1%
Morgan Stanley REIT Index                   -49.9%
Merrill Lynch High Yield Cash Bond Index    -31.2%

                         S&P 500 Total Return by Sector
                         (Year Ended November 30, 2008)

                               (PERFORMANCE GRAPH)

Energy                       -27.12%
Utilities                    -27.27%
Telcommunication Services    -29.02%
REITs                        -52.41%
Industrials                  -40.79%
Basic Materials              -44.86%
Consumer Discretionary       -40.25%
Financials                   -57.93%
Consumer Staples             -15.84%
Technology                   -43.15%
Healthcare                   -29.92%

               (SEE DESCRIPTION OF BENCHMARK INDICES ON PAGE 13.)


                                        7
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

The fixed income portion of the Fund returned -23.75% for the fiscal year ended November 30, 2008. Tightening credit conditions and reduced liquidity affected performance across the broad market, as every industry posted strongly negative returns as shown below, the Fund's strategy of owning predominately BB and B-rated bonds and limiting exposure to the most speculative, CCC-rated bonds provided a partial buffer from the broad market's decline. From an industry perspective, the fixed income portion of the Fund benefited from underweighted exposure to the Autos, Homebuilding and Financials as well as an overweight position in Cable TV. The benefit from these industry weightings was partially offset by an overweight position in Gaming which hurt performance.

The Fund was leveraged during the period and this magnified the negative returns of the portfolio.

                       High Yield Performance by Industry
        Year Ended November, 30, 2008 (Source: Merrill Lynch, Bloomberg)

                               (PERFORMANCE GRAPH)

Financials           -60%
Auto                 -50%
CCC INDEX            -45%
Gaming               -44%
Technology           -37%
Paper                -35%
Steel                -33%
Homebuilding         -32%
B INDEX              -32%
HY INDEX             -31%
Chemicals            -29%
Cable TV             -26%
Energy               -26%
Building Materials   -24%
BB INDEX             -24%
Consumer             -23%
Telecom              -21%
Utilities            -18%
Healthcare           -15%

DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDER-PERFORM RELATIVE TO YOUR EXPECTATIONS?

A number of our holdings were affected by the liquidity squeeze spawned by the Bear Stearns collapse and the sub-prime mortgage debacle. ENTERCOM COMMUNICATIONS, ISTAR FINANCIAL, AND BROOKDALE SENIOR LIVING were all holdings that suffered from perceived funding issues during the period. ALLIANCEBERNSTEIN HOLDING LP was down 76.8% in the period apparently due to the general market disdain of financial stocks. While we are certainly not pleased with the performance of this stock, we continue to believe that this well run company is undervalued.


                                        8
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

The Fund's worst performing bond position during the fiscal year was SONIC AUTOMOTIVE, INC., an automotive retailer. Other bond positions that contributed significantly to the negative return from the fixed income portion of the Fund included GMAC, the financing arm of General Motors Corporation, and IDEARC INC., publisher of telephone directories.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE FISCAL YEAR?

The equity portion of the portfolio made some sizeable changes during the fiscal year ended November 30, 2008. We reduced the significant overweight in the Financials sector while increasing the relative exposure of the portfolio to both Energy and Health Care. This was done through the selling of positions in the Financials sector that had increasing risks associated with write-offs and funding (e.g. WACHOVIA, ISTAR FINANCIAL). In addition, we added positions in what we consider to be high quality franchises (e.g. AT&T, EXXON MOBIL and VERIZON) in sectors which we believe are more defensive in nature. We believe these changes may strengthen the portfolio's position going forward as the market continues to move through uncertain times.

Turnover was low in the fixed income portion of the Fund during the fiscal year. New bond positions included BIO-RAD LABORATORIES, a manufacturer of healthcare diagnostic equipment, CORRECTIONS CORPORATION OF AMERICA, an owner and manager of prisons, and PLAINS EXPLORATION & PRODUCTION, an oil and gas company. Sales of fixed income positions included BRISTOW GROUP, a helicopter transportation services company to the oil and gas industry, RENT-A-CENTER, an operator of rent to own stores, and WII COMPONENTS, a manufacturer of wood cabinet doors.

WHY DID THE FUND REDUCE ITS MONTHLY DISTRIBUTION AND LEVERAGE DURING THE YEAR?

The reduction in the monthly distribution from 7.5 cents per share to the current rate of 3.4 cents per share was attributable to the de-leveraging of the Fund that occurred during the year and the NAV reduction caused by poor investment returns. A reduction in leverage was necessary to ensure that the Fund remained in compliance with the rules of the Investment Company Act of 1940 involving leverage. The Fund's leverage was also reduced during the year due to the freezing of the commercial paper market which is the Fund's source of borrowing. The Board of Directors of the Fund attempts to maintain a monthly distribution that approximates the Fund's earnings power given the prospects for the Fund's investment and leverage ratios.


                                        9
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE FISCAL YEAR?

As of November 30, 2008, the Fund was trading at a closing price of $2.60, which is a 29% discount to its NAV of $3.67. In comparison, at November 30, 2007, the Fund was trading at a closing price of $7.35, a discount of 9.9% to its NAV of $8.16. As shown below, throughout the year ended November 30, 2008, the Fund traded between a 1.0% to 37.3% discount to its NAV.

                    History of Fund Price, NAV and Premium
                   Fiscal Year Ended Ended November 30, 2008
                              (Source: Bloomberg)

                              (PERFORMANCE GRAPH)

   Date       Price     NAV
----------   ------   ------
11/30/07  $7.3137  $8.1098
 12/3/07   7.4132   8.0899
 12/4/07   7.3635   8.0103
 12/5/07    7.453   8.0799
 12/6/07   7.5724   8.1695
 12/7/07   7.5426   8.1695
12/10/07   7.5724   8.2491
12/11/07   7.4331   8.1098
12/12/07   7.3934   8.1098
12/13/07   7.4233     8.07
12/14/07   7.3734   7.9804
12/17/07   7.2739   7.9505
12/18/07   7.1943   7.9605
12/19/07   7.1445   7.9804
12/20/07   7.0571   7.9505
12/21/07   7.1246   8.0401
12/24/07   7.1943   8.1197
12/25/07   7.3038   8.0998
12/26/07   7.3038   8.0998
12/27/07   7.2142   8.0103
12/28/07   7.2142   8.0003
12/31/07   7.2441   7.9406
  1/1/08   7.2341   7.8809
  1/2/08   7.2341   7.8809
  1/3/08    7.254   7.8809
  1/4/08   7.1545   7.7316
  1/7/08   7.1445   7.7814
  1/8/08   7.1843    7.652
  1/9/08   7.1843   7.6719
 1/10/08    7.264   7.7316
 1/11/08   7.2142   7.6421
 1/14/08   7.2441    7.662
 1/15/08   7.1246    7.463
 1/16/08   7.0649    7.463
 1/17/08   6.9057   7.3237
 1/18/08   6.7963   7.2043
 1/21/08   6.6769   7.1843
 1/22/08   6.6769   7.1843
 1/23/08   6.7664   7.3635
 1/24/08   7.0649   7.3933
 1/25/08   6.9744   7.4033
 1/28/08    7.045   7.5227
 1/29/08   7.1644   7.6222
 1/30/08   7.1843   7.5824
 1/31/08   7.2441   7.7018
  2/1/08   7.3436   7.7615
  2/4/08   7.3436    7.662
  2/5/08   7.2441   7.5227
  2/6/08    7.254    7.463
  2/7/08   7.2839   7.5227
  2/8/08   7.3734    7.463
 2/11/08   7.3237    7.463
 2/12/08   7.3734   7.4729
 2/13/08   7.3137   7.5227
 2/14/08   7.1346   7.4431
 2/15/08   7.0649   7.4431
 2/18/08   7.0112   7.3834
 2/19/08   7.0112   7.3834
 2/20/08    7.045   7.3933
 2/21/08   6.9356   7.3336
 2/22/08   7.0719   7.3535
 2/25/08   7.1644   7.4232
 2/26/08   7.2439   7.4729
 2/27/08   7.1346   7.4729
 2/28/08    7.254   7.3933
 2/29/08   7.0847    7.254
  3/3/08   6.9654   7.1644
  3/4/08   6.8759   7.1147
  3/5/08   6.8261   7.1147
  3/6/08   6.7167   6.9455
  3/7/08   6.6669   6.9356
 3/10/08   6.5774   6.8361
 3/11/08   6.5774   7.0351
 3/12/08   6.5973   6.9455
 3/13/08   6.5077   6.9256
 3/14/08   6.4979   6.8162
 3/17/08   6.2689   6.7465
 3/18/08   6.1893   6.9157
 3/19/08   6.1793   6.8361
 3/20/08   6.4281   6.9356
 3/24/08   6.5276    7.045
 3/25/08   6.6669   7.0848
 3/26/08   6.7266   7.0351
 3/27/08   6.7266   6.9953
 3/28/08   6.5873   6.9356
 3/31/08   6.5475   6.9356
  4/1/08    6.647   7.0351
  4/2/08   6.6271   7.0649
  4/3/08   6.6172   7.0848
  4/4/08   6.5774   7.0749
  4/7/08   6.6172   7.0948
  4/8/08   6.6172   7.0848
  4/9/08   6.5973   7.0052
 4/10/08   6.5774   7.0152
 4/11/08   6.6172   6.9356
 4/14/08   6.6072   6.9157
 4/15/08   6.3684    6.856
 4/16/08    6.458   6.9853
 4/17/08   6.4679   7.0152
 4/18/08   6.5774   7.0948
 4/21/08    6.627   7.0749
 4/22/08   6.5376   7.0351
 4/23/08   6.6072    7.045
 4/24/08    6.657   7.1047
 4/25/08   6.7565   7.1545
 4/28/08   6.7565   7.1843
 4/29/08   6.7863   7.1843
 4/30/08   6.8958   7.1744
  5/1/08   7.0152    7.254
  5/2/08    7.055   7.3137
  5/5/08   7.0649   7.3038
  5/6/08   7.0749   7.3336
  5/7/08   7.0948    7.264
  5/8/08    7.045    7.254
  5/9/08   7.0152   7.2441
 5/12/08   6.9953   7.3237
 5/13/08    7.045   7.3038
 5/14/08   7.0649   7.3237
 5/15/08   7.0649   7.3734
 5/16/08   7.1147   7.3635
 5/19/08   7.1445   7.3834
 5/20/08   7.0848   7.2739
 5/21/08   7.0152   7.2142
 5/22/08   6.9754   7.2142
 5/23/08   6.9853   7.1246
 5/26/08   6.9654   7.1445
 5/27/08   6.9654   7.1445
 5/28/08   7.0052   7.1445
 5/29/08   7.0251   7.1943
 5/30/08   7.0948   7.1644
  6/2/08   7.0351   7.0948
  6/3/08   6.9853   7.0649
  6/4/08   6.8858   7.0351
  6/5/08   6.9157   7.1246
  6/6/08   6.8341   6.9953
  6/9/08   6.7664   6.9256
 6/10/08    6.647   6.8958
 6/11/08   6.6571   6.7963
 6/12/08   6.5674   6.7764
 6/13/08   6.5475    6.846
 6/16/08   6.5973   6.8858
 6/17/08   6.4978   6.7764
 6/18/08   6.4281   6.7067
 6/19/08   6.4878   6.7167
 6/20/08   6.4878   6.6172
 6/23/08   6.4281   6.5376
 6/24/08   6.2689   6.5276
 6/25/08   6.3385   6.5575
 6/26/08   6.2888   6.3883
 6/27/08   6.1495   6.3485
 6/30/08   6.0599   6.3286
  7/1/08   5.9505   6.2191
  7/2/08   5.8211   6.1495
  7/3/08   5.7216   6.1196
  7/4/08   5.4529     6.05
  7/7/08   5.4529     6.05
  7/8/08   5.5823   6.1793
  7/9/08   5.5922   6.0798
 7/10/08   5.6321   6.0699
 7/11/08   5.5823   6.0201
 7/14/08   5.4529   5.9206
 7/15/08   5.0748   5.7515
 7/16/08   5.1644   5.9107
 7/17/08    5.433   6.0201
 7/18/08   5.4529     6.04
 7/21/08   5.4828   6.0699
 7/22/08   5.5624   6.1793
 7/23/08   5.6818   6.2291
 7/24/08   5.5922   6.0699
 7/25/08   5.5823   6.0898
 7/28/08   5.5027   5.9903
 7/29/08   5.6022   6.0997
 7/30/08   5.6619   6.1694
 7/31/08   5.6495   6.1495
  8/1/08    5.646   6.0997
 8/11/08   5.7714   6.2589
 8/12/08   5.7017   6.1992
 8/13/08    5.841   6.1594
 8/14/08   5.7913   6.2291
 8/15/08    5.851   6.2589
 8/18/08   5.7714   6.1992
 8/19/08    5.642     6.05
 8/20/08    5.642   6.0997
 8/21/08    5.642   6.0798
 8/22/08   5.7216   6.1594
 8/25/08   5.6719   6.0898
 8/26/08   5.6321   6.1097
 8/27/08   5.6818   6.1594
 8/28/08   5.7415   6.2589
 8/29/08   5.7314   6.2191
  9/1/08   5.7515   6.1893
  9/2/08   5.7515   6.1893
  9/3/08   5.7515   6.1893
  9/4/08   5.6918   6.0699
  9/5/08   5.6521   6.0798
  9/8/08   5.7614   6.1893
  9/9/08    5.642   6.0301
 9/10/08   5.5922     6.04
 9/11/08    5.642     6.04
 9/12/08   5.5723   6.0798
 9/15/08    5.244   5.7813
 9/16/08   4.6768   5.7714
 9/17/08   4.1275   5.5126
 9/18/08   4.5275   5.7216
 9/19/08   5.1544   5.9405
 9/22/08   4.9654   5.7813
 9/23/08   4.8261   5.7316
 9/24/08   4.8161   5.6719
 9/25/08   4.9256   5.7316
 9/26/08   4.7464   5.6918
 9/29/08   4.1494   5.3236
 9/30/08   4.3325   5.4927
 10/1/08   4.5673   5.3534
 10/2/08   4.3783   5.1544
 10/3/08   4.4381    5.045
 10/6/08   3.8011    4.846
 10/7/08   3.6917   4.6171
 10/8/08   3.3832   4.4977
 10/9/08   3.0349   4.1892
10/10/08   2.9653   4.1295
10/13/08   4.0738   4.4081
10/14/08   3.7613   4.5076
10/15/08   3.2041   4.2191
10/16/08   3.5424   4.2191
10/17/08   3.7713   4.1892
10/20/08   4.0771   4.2987
10/21/08   3.9305   4.1594
10/22/08   3.6427   4.0101
10/23/08   3.4529   4.0002
10/24/08   3.3932   3.9106
10/27/08   3.1444   3.8509
10/28/08   3.2837   4.0101
10/29/08   3.4429     4.03
10/30/08   3.4728   4.0997
10/31/08   3.6618   4.1295
 11/3/08   3.8011   4.1295
 11/4/08   3.7126    4.239
 11/5/08   3.5026   4.1196
 11/6/08   3.3136   3.9703
 11/7/08   3.3335   4.0201
11/10/08   3.2837   3.9802
11/11/08   3.2041   3.9404
11/12/08   2.9852   3.8111
11/13/08   3.0945   3.9106
11/14/08   3.0747    3.831
11/17/08   2.9255   3.7713
11/18/08   2.6867   3.7315
11/19/08   2.5374   3.5623
11/20/08    2.219   3.3832
11/21/08   2.1593   3.4429
11/24/08   2.3384   3.5623
11/25/08   2.3483   3.6021
11/26/08   2.4678   3.6618
11/27/08   2.5892   3.7016
11/28/08      2.6     3.67


            Premium/
            Discount
11/30/07    -9.816%
 12/3/07    -8.364
 12/4/07    -8.075
 12/5/07    -7.759
 12/6/07    -7.308
 12/7/07    -7.674
12/10/07    -8.203
12/11/07    -8.344
12/12/07    -8.833
12/13/07    -8.013
12/14/07    -7.606
12/17/07    -8.511
12/18/07    -9.625
12/19/07   -10.474
12/20/07   -11.237
12/21/07   -11.386
12/24/07   -11.397
12/25/07    -9.828
12/26/07    -9.828
12/27/07    -9.938
12/28/07    -9.826
12/31/07    -8.772
  1/1/08    -8.207
  1/2/08    -8.207
  1/3/08    -7.955
  1/4/08    -7.465
  1/7/08    -8.184
  1/8/08    -6.112
  1/9/08    -6.355
 1/10/08    -6.049
 1/11/08    -5.599
 1/14/08    -5.455
 1/15/08    -4.533
 1/16/08    -5.333
 1/17/08    -5.707
 1/18/08    -5.663
 1/21/08    -7.064
 1/22/08    -7.064
 1/23/08    -8.108
 1/24/08    -4.441
 1/25/08    -5.793
 1/28/08    -6.349
 1/29/08    -6.005
 1/30/08    -5.249
 1/31/08    -5.943
  2/1/08    -5.385
  2/4/08    -4.156
  2/5/08    -3.704
  2/6/08      -2.8
  2/7/08    -3.175
  2/8/08      -1.2
 2/11/08    -1.867
 2/12/08    -1.332
 2/13/08    -2.778
 2/14/08    -4.144
 2/15/08     -5.08
 2/18/08     -5.04
 2/19/08     -5.04
 2/20/08    -4.711
 2/21/08    -5.427
 2/22/08    -3.829
 2/25/08    -3.485
 2/26/08    -3.064
 2/27/08    -4.527
 2/28/08    -1.884
 2/29/08    -2.334
  3/3/08    -2.778
  3/4/08    -3.357
  3/5/08    -4.056
  3/6/08    -3.295
  3/7/08    -3.874
 3/10/08    -3.785
 3/11/08    -6.506
 3/12/08    -5.014
 3/13/08    -6.034
 3/14/08     -4.67
 3/17/08     -7.08
 3/18/08   -10.504
 3/19/08    -9.607
 3/20/08    -7.317
 3/24/08    -7.345
 3/25/08    -5.899
 3/26/08    -4.385
 3/27/08    -3.841
 3/28/08    -5.022
 3/31/08    -5.595
  4/1/08    -5.516
  4/2/08    -6.197
  4/3/08    -6.601
  4/4/08    -7.032
  4/7/08    -6.732
  4/8/08    -6.601
  4/9/08    -5.824
 4/10/08    -6.241
 4/11/08    -4.591
 4/14/08     -4.46
 4/15/08    -7.112
 4/16/08     -7.55
 4/17/08    -7.801
 4/18/08    -7.293
 4/21/08    -6.331
 4/22/08    -7.072
 4/23/08    -6.215
 4/24/08    -6.303
 4/25/08    -5.563
 4/28/08    -5.956
 4/29/08     -5.54
 4/30/08    -3.883
  5/1/08    -3.292
  5/2/08    -3.537
  5/5/08     -3.27
  5/6/08    -3.528
  5/7/08    -2.329
  5/8/08    -2.881
  5/9/08    -3.159
 5/12/08    -4.484
 5/13/08    -3.542
 5/14/08    -3.533
 5/15/08    -4.184
 5/16/08    -3.378
 5/19/08    -3.235
 5/20/08    -2.599
 5/21/08    -2.759
 5/22/08     -3.31
 5/23/08    -1.955
 5/26/08    -2.507
 5/27/08    -2.507
 5/28/08     -1.95
 5/29/08    -2.351
 5/30/08    -0.972
  6/2/08    -0.842
  6/3/08    -1.127
  6/4/08    -2.122
  6/5/08    -2.933
  6/6/08    -2.304
  6/9/08    -2.299
 6/10/08    -3.608
 6/11/08    -2.048
 6/12/08    -3.084
 6/13/08     -4.36
 6/16/08    -4.191
 6/17/08    -4.112
 6/18/08    -4.154
 6/19/08    -3.407
 6/20/08    -1.955
 6/23/08    -1.674
 6/24/08    -3.963
 6/25/08    -3.338
 6/26/08    -1.558
 6/27/08    -3.135
 6/30/08    -4.245
  7/1/08     -4.32
  7/2/08     -5.34
  7/3/08    -6.504
  7/4/08    -9.868
  7/7/08    -9.868
  7/8/08    -9.662
  7/9/08     -8.02
 7/10/08    -7.213
 7/11/08    -7.273
 7/14/08    -7.899
 7/15/08   -11.765
 7/16/08   -12.626
 7/17/08    -9.752
 7/18/08     -9.72
 7/21/08    -9.672
 7/22/08    -9.984
 7/23/08    -8.786
 7/24/08    -7.869
 7/25/08    -8.333
 7/28/08     -8.14
 7/29/08    -8.157
 7/30/08    -8.226
 7/31/08    -8.131
  8/1/08    -7.439
 8/11/08     -7.79
 8/12/08    -8.026
 8/13/08     -5.17
 8/14/08    -7.029
 8/15/08    -6.518
 8/18/08    -6.902
 8/19/08    -6.743
 8/20/08    -7.504
 8/21/08    -7.201
 8/22/08    -7.108
 8/25/08    -6.863
 8/26/08    -7.818
 8/27/08    -7.754
 8/28/08    -8.267
 8/29/08    -7.842
  9/1/08    -7.074
  9/2/08    -7.074
  9/3/08    -7.074
  9/4/08     -6.23
  9/5/08    -7.036
  9/8/08    -6.913
  9/9/08    -6.436
 9/10/08    -7.414
 9/11/08     -6.59
 9/12/08    -8.347
 9/15/08    -9.294
 9/16/08   -18.966
 9/17/08   -25.126
 9/18/08    -20.87
 9/19/08   -13.233
 9/22/08   -14.114
 9/23/08   -15.799
 9/24/08   -15.088
 9/25/08   -14.063
 9/26/08   -16.608
 9/29/08   -22.056
 9/30/08   -21.123
 10/1/08   -14.684
 10/2/08   -15.058
 10/3/08   -12.029
 10/6/08   -21.561
 10/7/08   -20.043
 10/8/08   -24.779
 10/9/08   -27.553
10/10/08   -28.193
10/13/08    -7.585
10/14/08   -16.556
10/15/08   -24.057
10/16/08   -16.038
10/17/08    -9.976
10/20/08    -5.155
10/21/08    -5.502
10/22/08    -9.161
10/23/08   -13.682
10/24/08   -13.232
10/27/08   -18.346
10/28/08   -18.114
10/29/08   -14.568
10/30/08   -15.291
10/31/08   -11.325
 11/3/08    -7.952
 11/4/08   -12.418
 11/5/08   -14.976
 11/6/08   -16.541
 11/7/08   -17.079
11/10/08     -17.5
11/11/08   -18.687
11/12/08   -21.671
11/13/08   -20.868
11/14/08    -19.74
11/17/08   -22.427
11/18/08       -28
11/19/08   -28.771
11/20/08   -34.412
11/21/08   -37.283
11/24/08   -34.358
11/25/08   -34.807
11/26/08   -32.609
11/27/08   -30.054
11/28/08       -29


                                       10
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

                        CWF (AS A % OF) TOTAL INVESTMENTS
                             As of November 30, 2008

                                   (PIE CHART)

Equities                    52.4%
Fixed Income                42.3%
Preferred Term Securities    5.3%

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?

As of November 30, 2008, the percentage of the Fund's total investments held in equities and fixed income was 52.4% and 42.3%, respectively. The Fund continues to be overweight high quality, higher dividend paying securities although with a more conservative weighting than in the past. As shown below, in the Equity portion of the portfolio, securities related to the Energy sector represent the largest sector allocation from both an absolute and relative perspective while the Financials weighting has been reduced and was equally weighted when compared to the Index at the Fund's fiscal year end. Healthcare has been increasing in weighting during the year and the sector is now the fifth largest sector by weight within the portfolio.

               FUND EQUITY ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (as of November 30, 2008)

                                  (PIE CHART)


Equities                    52.4%
Fixed Income                42.3%
Preferred Term Securities    5.3%

Basic Material      3.3%
Consumer Staples    3.1%
Energy             10.5%
Financials          9.5%
Healthcare          4.7%
Industrials         6.4%
REITs               3.7%
Technology          1.7%
Telecom             9.5%


                                       11
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

            FUND FIXED INCOME ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (as of November 30, 2008)

                                   (PIE CHART)

Equities                    52.4%
Fixed Income                42.3%
Preferred Term Securities    5.3%

Automotive                         1.0%
Basic Industry                     2.3%
Broadcasting                       0.7%
Building Materials                 0.7%
Cable Television                   3.5%
Chemicals                          1.4%
Consumer Products                  1.0%
Electronic Equip. & Instruments    1.8%
Energy                             5.4%
Financial                          0.3%
Gaming                             3.6%
Healthcare                         3.1%
Metals & Mining                    1.7%
Paper & Forest Products            2.3%
Real Estate                        2.3%
Retail                             2.9%
Services                           1.4%
Telecommunications                 2.5%
Transportation                     1.0%
Utilities                          3.4%

The fixed income portion of the Fund continues to be overweighed BB and B-rated issues and underweighted CCC-rated issues. We believe a higher quality bias relative to the overall high yield market is prudent given the weak near term outlook for the general economy. It appears that banks are continuing to tighten their lending standards and corporate default rates are projected to increase meaningfully. As shown above, the fixed-income portion of the Fund was well diversified at year-end.

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS

                                                 % OF TOTAL
TICKER                 SECURITY                 INVESTMENTS
------   ------------------------------------   -----------
T        AT&T, Inc.                                 5.2
XOM      Exxon Mobil Corp.                          4.5
ETP      Energy Transfer Partners LP                4.2
PFE      Pfizer, Inc.                               3.7
BAC      Bank of America Corporation                3.7
CAT      Caterpillar, Inc.                          2.9
FTR      Frontier Communications Corporations       2.5
NLY      Annaly Capital Management, Inc.            2.4
AB       AllianceBernstein Holding LP               2.1
PPG      PPG Industries, Inc.                       1.9


                                       12
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


                                       13
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

UTILIZATION OF LEVERAGE (UNAUDITED)

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of November 30, 2008, the Fund had approximately $10 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. In this example, the Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       14
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

SCHEDULE OF INVESTMENTS

(BAR CHART)

ASSET CLASS WEIGHTINGS (UNAUDITED)+:

Common Stock                58.0%
Preferred Term Securities    6.0%
Preferred Stock              1.9%
Corporate Notes/Bonds       48.3%

+    Percentages are based on total net assets of $62,021,556

Total Investments including leverage are $70,842,416.

                                                          NUMBER OF     MARKET
                                                            SHARES       VALUE
                                                          ---------   ----------
COMMON STOCK --58.0%
AEROSPACE & DEFENSE--0.7%
Honeywell International, Inc. ...........................    15,000   $  417,900
                                                                      ----------
BANKS--4.2%
Bank of America Corporation .............................   160,000    2,600,000
                                                                      ----------
BASIC INDUSTRY--3.6%
Dow Chemical Company ....................................    50,000      927,500
PPG Industries, Inc. ....................................    30,000    1,317,600
                                                                      ----------
                                                                       2,245,100
                                                                      ----------
BEVERAGES--0.9%
PepsiCo, Inc. ...........................................    10,000      567,000
                                                                      ----------
COMPUTERS & PERIPHERALS--0.7%
International Business Machines Corporation .............     5,000      408,000
                                                                      ----------
CONSUMER STAPLES--2.6%
B&G Foods, Inc., Class A ................................    75,000      403,500
Reynolds American, Inc. .................................    30,000    1,232,400
                                                                      ----------
                                                                       1,635,900
                                                                      ----------
ENERGY--12.0%
Copano Energy LLC (A) ...................................    15,000      180,150
Energy Transfer Partners LP (A) .........................    90,000    2,981,700
Exxon Mobil Corporation .................................    40,000    3,206,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       15
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                          NUMBER OF     MARKET
                                                            SHARES       VALUE
                                                          ---------   ----------
COMMON STOCK (CONTINUED)
ENERGY (CONTINUED)
Occidental Petroleum Corporation ........................    20,000   $1,082,800
                                                                      ----------
                                                                       7,450,650
                                                                      ----------
FINANCIAL--5.1%
ACE Limited .............................................    20,000    1,045,000
AllianceBernstein Holding LP (A) ........................    83,800    1,475,718
MCG Capital Corporation .................................   100,000       74,000
Star Asia Financial Limited*+ (C) (D) ...................    15,000      594,000
                                                                      ----------
                                                                       3,188,718
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--0.3%
Brookdale Senior Living, Inc. ...........................    40,000      162,800
                                                                      ----------
HEALTHCARE--5.1%
Abbott Laboratories .....................................    10,000      523,900
Pfizer, Inc. ............................................   160,000    2,628,800
                                                                      ----------
                                                                       3,152,700
                                                                      ----------
INDUSTRIAL CONGLOMERATES--1.8%
3M Company ..............................................    10,000      669,300
General Electric Company ................................    25,000      429,250
                                                                      ----------
                                                                       1,098,550
                                                                      ----------
IT SERVICES--0.7%
Paychex, Inc. ...........................................    15,000      423,900
                                                                      ----------
MACHINERY--3.3%
Caterpillar, Inc. .......................................    50,000    2,049,500
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS--3.8%
Annaly Capital Management, Inc. .........................   120,000    1,724,400
MFA Mortgage Investments, Inc. ..........................   106,700      660,473
                                                                      ----------
                                                                       2,384,873
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Microchip Technology, Inc. ..............................    25,000      462,500
                                                                      ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                       16
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                          NUMBER OF     MARKET
                                                           SHARES        VALUE
                                                         ----------   ----------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--10.9%
AT&T, Inc. ...........................................      130,000   $3,712,800
Frontier Communications Corporation ..................      200,000    1,744,000
Verizon Communications, Inc. .........................       40,000    1,306,000
                                                                      ----------
                                                                       6,762,800
                                                                      ----------
TRANSPORTATION--1.6%
General Maritime Corporation .........................       75,000      972,000
                                                                      ----------
TOTAL COMMON STOCK (COST $62,982,234) ................                35,982,891
                                                                      ----------
PREFERRED TERM SECURITIES+ (C) (D)--6.0%
Alesco Preferred Funding IX, 06/23/36 ................       10,000       50,000
Alesco Preferred Funding X, 09/23/36 .................       10,000       50,000
Alesco Preferred Funding XI, 12/23/36 ................        5,000       25,000
Alesco Preferred Funding XII, 07/15/37 ...............        5,000       25,000
Alesco Preferred Funding XIII, 09/23/37 ..............        2,500       12,500
Alesco Preferred Funding XIV, 03/15/37 ...............        5,000       25,000
Alesco Preferred Funding XV, 12/23/37 ................        2,500        7,500
Alesco Preferred Funding XVI, 03/23/38 ...............        5,000       25,000
I-Preferred Term Securities IV, 06/24/34 .............       10,000      653,800
Preferred Term Securities IV, 12/23/31 ...............       20,000      440,000
Preferred Term Securities XIII, 03/24/34 .............       10,000      520,000
Preferred Term Securities XIV, 06/24/34 ..............       20,000      600,000
Preferred Term Securities XV, 09/24/34 ...............       20,000       60,000
Preferred Term Securities XVI, 03/23/35 ..............       10,000      250,000
Preferred Term Securities XVII, 06/23/35 .............        6,000       36,000
Preferred Term Securities XVIII, 09/23/35 ............       10,000      242,500
Preferred Term Securities XIX, 12/22/35 ..............       10,000      175,000
Preferred Term Securities XX, 03/22/38 ...............       10,000       50,000
Preferred Term Securities XXI, 03/22/38 ..............       10,000       55,000
Preferred Term Securities XXII, 09/22/36 .............       10,000       25,000
Preferred Term Securities XXIII, 12/22/36 ............        5,000      123,500
Preferred Term Securities XXIV, 03/22/37 .............        5,000      145,000
Preferred Term Securities XXV, 06/22/37 ..............        5,000      158,750
Taberna Preferred Funding II Limited, 06/30/35 .......        5,000        5,000
                                                                      ----------
TOTAL PREFERRED TERM SECURITIES (COST $16,367,643) ...                 3,759,550
                                                                      ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       17
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                          NUMBER OF     MARKET
                                                           SHARES        VALUE
                                                         ----------   ----------
PREFERRED STOCK--1.9%
FINANCIAL--1.5%
Solar Cayman Limited*+ (C) (D) .......................       80,000   $  937,600
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS--0.4%
FelCor Lodging Trust, Inc. ...........................       40,000      218,000
                                                                      ----------
TOTAL PREFERRED STOCK (COST $2,200,000) ..............                 1,155,600
                                                                      ----------

                                                          PRINCIPAL
                                                           AMOUNT
                                                         ----------
CORPORATE NOTES/BONDS --48.3%
AUTOMOTIVE--1.1%
Lear Corporation, Series B
   8.750%, 12/01/16 ..................................   $  885,000      194,700
TRW Automotive, Inc.+
   7.250%, 03/15/17 ..................................    1,000,000      465,000
                                                                      ----------
                                                                         659,700
                                                                      ----------
BASIC INDUSTRY--2.7%
Blount, Inc. .........................................
   8.875%, 08/01/12 ..................................      750,000      675,937
H&E Equipment Services, Inc. .........................
   8.375%, 07/15/16 ..................................    1,175,000      616,875
Trimas Corporation
   9.875%, 06/15/12 ..................................      772,000      414,950
                                                                      ----------
                                                                       1,707,762
                                                                      ----------
BROADCASTING--0.8%
Allbritton Communications Company
   7.750%, 12/15/12 ..................................      815,000      476,775
                                                                      ----------
BUILDING MATERIALS--0.8%
Gibraltar Industries, Inc. ...........................
   8.000%, 12/01/15 ..................................      840,000      529,200
                                                                      ----------
CABLE TELEVISION--4.0%
CSC Holdings, Inc. ...................................
   7.875%, 02/15/18 ..................................      535,000      379,850
DIRECTV Holdings LLC
   6.375%, 06/15/15 ..................................      750,000      613,125

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       18
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ----------
CORPORATE NOTES/BONDS (CONTINUED)
CABLE TELEVISION (CONTINUED)
Echostar DBS Corporation
   6.625%, 10/01/14................................    $  500,000   $  358,750
Mediacom Broadband LLC
   8.500%, 10/15/15................................       750,000      536,250
Quebecor Media, Inc.
   7.750%, 03/15/16................................       895,000      604,125
                                                                    ----------
                                                                     2,492,100
                                                                    ----------
CHEMICALS--1.6%
Chemtura Corporation
   6.875%, 06/01/16................................     1,000,000      555,000
Nova Chemicals Corporation (B)
   5.720%, 11/15/13................................       800,000      432,000
                                                                    ----------
                                                                       987,000
                                                                    ----------
COMPUTERS-MEMORY DEVICES--0.8%
Seagate Technology HDD Holdings
   6.800%, 10/01/16................................       750,000      472,500
                                                                    ----------
CONSUMER PRODUCTS--1.2%
Hanesbrands, Inc. (B)
   6.508%, 12/15/14................................       525,000      341,250
Levi Strauss & Company
   9.750%, 01/15/15................................       675,000      408,375
                                                                    ----------
                                                                       749,625
                                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Flextronics International Limited
   6.500%, 05/15/13................................       885,000      694,725
                                                                    ----------
ENERGY--6.2%
Cie Generale de Geophysique
   7.750%, 05/15/17................................       500,000      309,375
Cimarex Energy Company
   7.125%, 05/01/17................................       650,000      510,250
Complete Production Services, Inc.
   8.000%, 12/15/16................................       780,000      495,300
Copano Energy LLC
   8.125%, 03/01/16................................       935,000      668,525

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       19
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                     PRINCIPAL     MARKET
                                                      AMOUNT        VALUE
                                                    ----------   ----------
CORPORATE NOTES/BONDS (CONTINUED)
ENERGY (CONTINUED)
Newfield Exploration Company
   6.625%, 04/15/16..............................   $  750,000   $  551,250
Pioneer Natural Resources Company
   6.650%, 03/15/17..............................      500,000      350,798
Plains Exploration & Production Company
   7.625%, 06/01/18..............................      500,000      335,000
Range Resources Corporation
   7.500%, 05/15/16..............................      750,000      626,250
                                                                 ----------
                                                                  3,846,748
                                                                 ----------
FINANCIAL--0.3%
Ford Motor Credit Company LLC
   7.000%, 10/01/13..............................      450,000      189,518
                                                                 ----------
GAMING--4.0%
Boyd Gaming Corporation
   7.125%, 02/01/16..............................      600,000      342,000
MGM Mirage
   6.750%, 09/01/12..............................      500,000      272,500
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10..............................      520,000      390,000
MTR Gaming Group, Inc.
   9.000%, 06/01/12..............................      700,000      388,500
Scientific Games Corporation
   6.250%, 12/15/12..............................      500,000      385,000
Seneca Gaming Corporation
   7.250%, 05/01/12..............................    1,000,000      675,000
                                                                 ----------
                                                                  2,453,000
                                                                 ----------
HEALTH CARE PROVIDERS & SERVICES--0.7%
DaVita, Inc.
   6.625%, 03/15/13..............................      500,000      445,000
                                                                 ----------
HEALTHCARE--2.9%
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13..............................    1,000,000      865,000
HCA, Inc.
   9.125%, 11/15/14..............................      500,000      407,500

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       20
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ----------
CORPORATE NOTES/BONDS (CONTINUED)
HEALTHCARE (CONTINUED)
Omnicare, Inc.
   6.875%, 12/15/15................................    $  650,000   $  529,750
                                                                    ----------
                                                                     1,802,250
                                                                    ----------
METALS & MINING--2.0%
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 04/01/17................................     1,000,000      710,944
Steel Dynamics, Inc
   7.375%, 11/01/12................................       750,000      558,750
                                                                    ----------
                                                                     1,269,694
                                                                    ----------
PAPER & FOREST PRODUCTS--2.5%
P H Glatfelter
   7.125%, 05/01/16................................     1,190,000    1,041,250
U.S. Corrugated (D)
   10.000%, 06/01/13 ..............................     1,000,000      500,000
                                                                    ----------
                                                                     1,541,250
                                                                    ----------
REAL ESTATE--0.2%
Host Hotels & Resorts LP
   7.000%, 08/15/12................................       200,000      151,000
                                                                    ----------
REAL ESTATE MANAGEMENT--2.5%
Corrections Corp of America
   7.500%, 05/01/11................................       830,000      792,650
Geo Group, Inc.
   8.250%, 07/15/13................................       840,000      730,800
                                                                    ----------
                                                                     1,523,450
                                                                    ----------
RETAIL--3.3%
Autonation, Inc.
   7.000%, 04/15/14................................       500,000      327,500
Brown Shoe Company, Inc.
   8.750%, 05/01/12................................     1,200,000      906,000
Couche-Tard US LP
   7.500%, 12/15/13................................       400,000      305,000
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13................................     1,390,000      507,350
                                                                    ----------
                                                                     2,045,850
                                                                    ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       21
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       ----------   -----------
CORPORATE NOTES/BONDS (CONTINUED)
SERVICES--1.6%
ARAMARK Corporation
   8.500%, 02/01/15.................................   $  500,000   $  417,500
KAR Holdings, Inc.
   8.750%, 05/01/14.................................    1,270,000       546,100
                                                                    -----------
                                                                        963,600
                                                                    -----------
TELECOMMUNICATIONS--2.9%
Cincinnati Bell, Inc.
   8.375%, 01/15/14.................................      460,000       342,125
Hughes Network Systems LLC
   9.500%, 04/15/14.................................      855,000       709,650
L-3 Communications Corporation
   6.125%, 07/15/13.................................      250,000       213,750
Windstream Corporation
   8.125%, 08/01/13.................................      625,000       518,750
                                                                    -----------
                                                                      1,784,275
                                                                    -----------
TRANSPORTATION--1.2%
Stena AB
   7.500%, 11/01/13.................................      950,000       731,500
                                                                    -----------
UTILITIES--3.9%
Amerigas Partners LP
   7.250%, 05/20/15.................................      750,000       543,750
Edison Mission Energy
   7.000%, 05/15/17.................................      650,000       490,750
Elwood Energy LLC
   8.159%, 07/05/26.................................      942,253       694,374
Sierra Pacific Resources
   8.625%, 03/15/14.................................      750,000       698,979
                                                                    -----------
                                                                      2,427,853
                                                                    -----------
TOTAL CORPORATE NOTES/BONDS (COST $43,488,184)......                 29,944,375
                                                                    -----------
TOTAL INVESTMENTS--114.2% (COST $125,038,061).......                 70,842,416
                                                                    -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       22
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                        WRITTEN        MARKET
                                                       CONTRACTS       VALUE
                                                       ----------   -----------
COVERED CALL OPTIONS WRITTEN --(1.3)%
Abbott Laboratories,
   Expires: 12/20/08, Strike Price: $55.............        (100)   $    (9,500)
Annaly Capital Management, Inc.,
   Expires: 12/20/08, Strike Price: $15.............      (1,000)       (95,000)
AT&T, Inc., Expires: 12/20/08, Strike Price: $27....        (600)      (138,000)
AT&T, Inc., Expires: 12/20/08, Strike Price: $28....        (700)      (119,700)
Bank of America Corporation,
   Expires: 12/20/08, Strike Price: $25.............      (1,600)        (8,000)
Caterpillar, Inc.,
   Expires: 12/20/08, Strike Price: $47.50..........        (500)       (15,000)
Dow Chemical Company,
   Expires: 12/20/08, Strike Price: $40.............        (500)        (2,500)
Exxon Mobil Corporation,
   Expires: 12/20/08, Strike Price: $80.............        (400)      (154,000)
General Electric Company,
   Expires: 12/20/08, Strike Price: $17.50..........        (250)       (21,250)
Honeywell International, Inc.,
   Expires: 12/20/08, Strike Price: $27.50..........        (150)       (28,500)
International Business Machines Corporation,
   Expires: 12/20/08, Strike Price: $95.............         (50)        (1,300)
Occidental Petroleum Corporation,
   Expires: 12/20/08, Strike Price: $55.............        (200)       (68,000)
Paychex, Inc.,
   Expires: 12/20/08, Strike Price: $27.50..........        (150)       (30,750)
PepsiCo, Inc.,
   Expires: 12/20/08, Strike Price: $57.50..........        (100)       (15,500)
Pfizer, Inc.,
   Expires: 12/20/08, Strike Price: $17.50..........      (1,600)       (51,200)
PPG Industries, Inc.,
   Expires: 12/20/08, Strike Price: $45.............        (200)       (40,000)
PPG Industries, Inc.,
   Expires: 12/20/08, Strike Price: $50.............        (100)        (5,000)
Reynolds American, Inc.,
   Expires: 12/20/08, Strike Price: $45.............        (300)        (4,200)
                                                                    -----------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED $ 784,470)....................                   (807,400)
                                                                    -----------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(12.9)%                 (8,013,460)
                                                                    -----------
NET ASSETS--100.0%..................................                $62,021,556
                                                                    ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       23
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

SCHEDULE OF INVESTMENTS (CONCLUDED)

*    Non-income producing security.

+ Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2008, these securities amounted to $5,756,150 or 9.3% of net assets.

(A) Securities considered Master Limited Partnership. At November 30, 2008, these securities amounted to $4,637,568 or 7.5% of net assets.

(B) Variable rate security -- The rate reported on the Schedule of Investments is the rate in effect at November 30, 2008.

(C) Securities are considered illiquid. The total value of such securities as of November 30, 2008 was $5,291,150 or 8.5% of net assets.

(D)  Securities fair valued in accordance with Fair Value Procedures (see Note
     1).

LLC  Limited Liability Company

LP   Limited Partnership

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       24
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2008

ASSETS:
Investments, at value (cost $125,038,061) (Note 1) ........   $ 70,842,416
Cash ......................................................      2,614,786
Interest receivable .......................................        869,358
Dividends receivable ......................................        137,225
Prepaid expenses and other assets .........................         57,564
                                                              ------------
   Total assets ...........................................     74,521,349
                                                              ------------
LIABILITIES:
Commercial paper (Note 4) .................................      9,941,820
Payable for securities purchased ..........................      1,452,406
Covered call options written, at value
  (premiums received--$784,470) (Note 1) .................         807,400
Payable for investment management fees (Note 2) ...........         59,585
Payable for administration fees (Note 2) ..................          7,010
Accrued expenses and other liabilities ....................        231,572
                                                              ------------
   Total liabilities ......................................     12,499,793
                                                              ------------
NET ASSETS ................................................   $ 62,021,556
                                                              ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
      (authorized 100,000,000 shares) .....................   $    169,060
   Additional paid-in capital .............................    181,044,215
   Undistributed net investment income ....................        703,046
   Accumulated net realized losses on investments and
      written call options ................................    (65,676,190)
   Net unrealized depreciation on investments and
      written call options ................................    (54,218,575)
                                                              ------------
NET ASSETS ................................................   $ 62,021,556
                                                              ============
NET ASSET VALUE PER SHARE:
   $62,021,556 / 16,905,967 shares of Common Stock issued
      and outstanding .....................................   $       3.67
                                                              ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       25
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2008

INVESTMENT INCOME:
Dividends ..............................................   $  8,142,534
Interest ...............................................      5,078,178
                                                           ------------
   Total investment income .............................     13,220,712
                                                           ------------
EXPENSES:
Investment management fees (Note 2) ....................      1,505,457
Commercial paper fees ..................................        291,910
Administration fees (Note 2) ...........................        158,538
Legal fees .............................................        115,568
Printing and shareholder reports .......................         89,731
Audit fees .............................................         45,000
Transfer agent fees ....................................         41,336
Registration fees ......................................         26,019
Directors' fees and expenses ...........................         24,750
Custodian fees .........................................         18,823
Insurance fees .........................................         16,751
Other operating expenses ...............................         42,829
                                                           ------------
   Total operating expenses ............................      2,376,712
                                                           ------------
Interest expense (Note 4) ..............................      1,580,939
                                                           ------------
   Total expenses ......................................      3,957,651
      Less: Investment management fees waived
         (Note 2) ......................................       (157,881)
                                                           ------------
      Net expenses .....................................      3,799,770
                                                           ------------
      NET INVESTMENT INCOME ............................      9,420,942
                                                           ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments .......................    (37,833,912)
Net realized gain on written call options ..............      8,825,538
Change in net unrealized depreciation
   on investments and written call options .............    (41,822,635)
                                                           ------------
Net realized and unrealized loss on investments
   and written call options ............................    (70,831,009)
                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $(61,410,067)
                                                           ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       26
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
   Net decrease in net assets resulting from operations ............   $(61,410,067)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Purchase of long-term portfolio investments ..................    (82,198,308)
      Proceeds from sales of long-term portfolio investments .......    121,284,257
      Net purchase of short-term portfolio investments .............    (94,991,830)
      Net proceeds from sales of short-term portfolio investments ..     96,745,620
      Realized gain on written call options ........................     (8,825,538)
      Premiums received from options written .......................     19,962,494
      Premiums paid to closed options ..............................    (10,620,770)
      Amortization of premiums on investments ......................       (145,488)
      Realized losses from security transactions ...................     37,833,912
      Change in unrealized depreciation from security
        transactions and written call options .....................      41,822,635
      Decrease in interest receivable ..............................        634,264
      Decrease in dividends receivable .............................         64,662
      Decrease in receivable for securities sold ...................        401,750
      Decrease in prepaid expenses and other assets ................         48,032
      Increase in payable for securities purchased .................      1,452,406
      Decrease in payable for investment management fees ...........        (75,623)
      Decrease in payable for administration fees ..................         (8,897)
      Decrease in payable to custodian .............................         (1,268)
      Increase in accrued expenses and other liabilities ...........         13,066
                                                                       ------------
         Net cash provided by operating activities .................     61,985,309
                                                                       ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash dividends paid to shareholders .............................    (14,522,225)
   Decrease in commercial paper, at value ..........................    (44,848,298)
                                                                       ------------
         Net cash used in financing activities .....................    (59,370,523)
                                                                       ------------
         Net increase in cash ......................................      2,614,786

CASH
         Cash at beginning of year .................................             --
                                                                       ------------
         Cash at end of year .......................................   $  2,614,786
                                                                       ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       27
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE        FOR THE
                                                  YEAR ENDED      YEAR ENDED
                                                  NOVEMBER 30,   NOVEMBER 30,
                                                      2008           2007
                                                  ------------   ------------
OPERATIONS:
   Net investment income ......................   $  9,420,942   $ 13,531,811
   Net realized loss on investments ...........    (37,833,912)       (92,556)
   Net realized gain on written call options ..      8,825,538      2,171,032
   Change in net unrealized depreciation on
      investments and written call options ....    (41,822,635)   (24,015,402)
                                                  ------------   ------------
Net decrease in net assets resulting from
   operations .................................    (61,410,067)    (8,405,115)
                                                  ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
   Net investment income ......................     (9,913,146)   (14,219,577)
   Tax return of capital ......................     (4,609,079)      (825,229)
                                                  ------------   ------------
Net decrease in net assets resulting from
   dividends and distributions ................    (14,522,225)   (15,044,806)
                                                  ------------   ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions ......             --        790,866
                                                  ------------   ------------
Total decrease in net assets ..................    (75,932,292)   (22,659,055)
                                                  ------------   ------------
NET ASSETS:
   Beginning of year ..........................    137,953,848    160,612,903
                                                  ------------   ------------
   End of year
      (including undistributed net investment
      income of $703,046 and $1,881,138,
      respectively) ...........................   $ 62,021,556   $137,953,848
                                                  ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       28
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

FINANCIAL HIGHLIGHTS

                                                           FOR THE YEARS ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   NOVEMBER 30,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              -------------------
FINANCIAL STATEMENTS                                         2008       2007
--------------------------------------------------------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR .....................   $  8.16    $   9.55
                                                           -------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS: (1)
   Net investment income ...............................      0.56        0.80
   Net realized and unrealized loss on investment
      transactions and written call options ............     (4.19)      (1.30)
                                                           -------    --------
      Total from investment operations .................     (3.63)      (0.50)
                                                           -------    --------
LESS DIVIDENDS:
   Dividends from net investment income ................     (0.59)      (0.84)
   Tax return of capital ...............................     (0.27)      (0.05)
                                                           -------    --------
      Total dividends ..................................     (0.86)      (0.89)
                                                           -------    --------
NET ASSET VALUE, END OF YEAR ...........................   $  3.67    $   8.16
                                                           =======    ========
MARKET VALUE, END OF YEAR ..............................   $  2.60    $   7.35
                                                           =======    ========
TOTAL RETURN BASED ON: (2)
   Net asset value .....................................    (47.75)%     (6.05)%
                                                           =======    ========
   Market value ........................................    (58.90)%    (17.19)%
                                                           =======    ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of year (000 omitted) ...............   $62,022    $137,953
                                                           =======    ========
   Total expenses including waiver of fees .............      2.41%       2.69%
   Total expenses excluding waiver of fees .............      2.51%       2.79%
   Total operating expenses including waiver of fees (4)      1.22%       1.15%
   Total operating expenses excluding waiver of fees (4)      1.32%       1.26%
   Commercial paper fees and interest expense ..........      1.19%       1.53%
   Net investment income including waiver of fees ......      5.97%       6.33%
   Portfolio turnover ..................................        54%         74%

LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) ....................................   $10,000    $ 55,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) ..................   $47,921    $ 54,790
   Asset coverage per $1,000 at end of year ............   $15,880    $  3,903

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of managed net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       29
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                                             FOR THE YEARS ENDED
                                                                 NOVEMBER 30,
                                                             -------------------
                                                               2006       2005
                                                             --------   --------
NET ASSET VALUE, BEGINNING OF YEAR .......................   $   8.65   $   8.96
                                                             --------   --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   Net investment income .................................       0.63       0.61
   Net realized and unrealized gain on investment
      transactions and written call options ..............       1.20       0.08
                                                             --------   --------
      Total from investment operations ...................       1.83       0.69
                                                             --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ..................      (0.93)     (0.53)
   Distributions in excess ...............................         --      (0.01)
   Tax return of capital .................................         --      (0.46)
                                                             --------   --------
      Total dividends and distributions ..................      (0.93)     (1.00)
                                                             --------   --------
NET ASSET VALUE, END OF YEAR .............................   $   9.55   $   8.65
                                                             ========   ========
MARKET VALUE, END OF YEAR ................................   $   9.78   $  10.70
                                                             ========   ========
TOTAL RETURN BASED ON: (2)
   Net asset value .......................................      22.51%      8.19%
                                                             ========   ========
   Market value ..........................................       0.36%     18.14%
                                                             ========   ========
RATIOS AND SUPPLEMENTAL DATA: (3)
   Net assets, end of year (000 omitted) .................   $160,613   $144,352
                                                             ========   ========
   Total expenses including waiver of fees ...............       2.59%      2.90%
   Total expenses excluding waiver of fees ...............       2.68%      3.04%
   Total operating expenses including waiver of
      fees (4) ...........................................       1.13%      1.59%
   Total operating expenses excluding waiver of
      fees (4) ...........................................       1.24%      1.73%
   Commercial paper fees and interest expense ............       1.44%      1.31%
   Net investment income including waiver of fees ........       5.07%      7.00%
   Portfolio turnover ....................................         96%        80%

LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) ......................................   $ 55,000   $ 55,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) ....................   $ 54,659   $ 54,794
   Asset coverage per $1,000 at end of year ..............   $  3,980      3,679

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       30
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                    FOR THE YEAR
                                                                       ENDED
                                                                    NOVEMBER 30,
                                                                        2004
                                                                   -------------
NET ASSET VALUE,BEGINNING OF YEAR ..............................     $   8.52
                                                                     --------
INCOME/GAIN FROM INVESTMENT OPERATIONS:(1)
   Net investment income .......................................         0.55
   Net realized and unrealized gain on investment
      transactions and written call options ....................         0.89
                                                                     --------
      Total from investment operations .........................         1.44
                                                                     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income ........................        (0.54)
   Distributions in excess .....................................        (0.46)
   Tax return of capital .......................................           --
                                                                     --------
      Total dividends and distributions ........................        (1.00)
                                                                     --------
NET ASSET VALUE, END OF YEAR ...................................     $   8.96
                                                                     ========
MARKET VALUE, END OF YEAR ......................................     $  10.03
                                                                     ========
TOTAL RETURN BASED ON:(2)
   Net asset value .............................................        18.01%
                                                                     ========
   Market value ................................................        14.02%
                                                                     ========
RATIOS AND SUPPLEMENTAL DATA:(3)
   Net assets, end of year(000 omitted) ........................     $148,144
                                                                     ========
   Total expenses including waiver of fees .....................         2.26%
   Total expenses excluding waiver of fees .....................         2.40%
   Total operating expenses including waiver of fees(4) ........         1.57%
   Total operating expenses excluding waiver of fees(4) ........         1.71%
   Commercial paper fees and interest expense ..................         0.69%
   Net investment income including waiver of fees ..............         6.34%
   Portfolio turnover ..........................................           99%

LEVERAGE ANALYSIS:
   Aggregate amount outstanding at end of year
      (000 omitted) ............................................     $ 50,000
   Average daily balance of amortized cost of commercial
      paper outstanding (000 omitted) ..........................     $ 54,052
   Asset coverage per $1,000 at end of year ....................     $  3,680

----------
(1)  Based on average shares outstanding.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.

(4)  Exclusive of commercial paper fees and interest expense.

Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       31
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.


USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available, of which there were $5,791,150 as of November 30, 2008, are valued in accordance with Fair Value


                                       32
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Financial Accounting Standards Board (FASB) STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) No. 157 is effective for the Fund's financial statements issued after December 1, 2007. SFAS No. 157 defines fair value, establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair


                                       33
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

value measurement. The following table sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at November 30, 2008:

                           INVESTMENTS IN   OTHER FINANCIAL
        VALUATION INPUTS     SECURITIES       INSTRUMENTS*
        ----------------   --------------   ---------------
        Level 1              $35,606,891       $(807,400)
        Level 2               29,444,375              --
        Level 3                5,791,150              --
                             -----------       ---------
           TOTAL             $70,842,416       $(807,400)
                             ===========       =========

*    OTHER FINANCIAL INSTRUMENTS ARE WRITTEN COVERED CALL OPTIONS.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                   INVESTMENTS IN
                                                     SECURITIES
                                                   --------------
BALANCE AS OF 11/30/07                              $17,320,680
Realized gain/(loss)                                 (1,682,938)
Change in unrealized appreciation/(depreciation)     (8,757,645)
Net purchase/(sales)                                 (1,088,947)
Net transfers in and/or out of Level 3                       --
                                                    -----------
BALANCE AS OF 11/30/08                              $ 5,791,150
                                                    ===========

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

CASH AND CASH EQUIVALENTS: Idle cash may be swept into various money market funds and is classified as cash equivalents on the Schedule of Investments. Amounts invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.


                                       34
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $20,000,000.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.

On May 30, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax


                                       35
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

The adoption of FIN 48 did not result in the recording of any tax expense in the current period. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund invests in Preferred Term Securities, a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of affiliated holding corporations, typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with Chartwell Investment Partners, (the "Manager"). The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's


                                       36
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. The Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $150,000.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. Each Disinterested Director is reimbursed for reasonable out-of-pocket expenses associated with attending Board and Committee Meetings.

For the year ended November 30, 2008, the Fund incurred a legal expense of $115,568 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

U.S. Bank serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2008, purchases and sales of investments, excluding short-term investments, totaled $82,198,308 and $121,284,257, respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2008:

                                                NUMBER OF
                                                CONTRACTS     PREMIUMS
                                                ---------   ------------
    Options outstanding, November 30, 2007...     11,010    $    889,095
    Options written..........................    177,761      19,962,494
    Options expired..........................    (72,263)     (5,366,217)
    Options exercised........................     (7,314)       (620,810)
    Options closed...........................   (100,694)    (14,080,092)
                                                 -------    ------------
    Options outstanding, November 30, 2008...      8,500    $    784,470
                                                 =======    ============


                                       37
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

NOTE 4. COMMERCIAL PAPER

As of November 30, 2008, $10,000,000 of commercial paper was outstanding with an amortized cost of $9,941,819. The average discount rate of commercial paper outstanding at November 30, 2008, was 3.65%. The average daily balance of commercial paper outstanding for the year ended November 30, 2008, was $47,920,712 at a weighted average discount rate of 3.01%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2008, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $20,000,000.

As of November 30, 2008, the Fund had no borrowings outstanding. For the year ended November 30, 2008, the Fund had average borrowings of $20,000,000 over a period of 56 days at a weighted average interest rate of 2.45%. Interest accrued on the borrowings during the year were $96,597.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,905,967 shares of common stock outstanding at November 30, 2008, the Manager owned 21,158 shares.

For the year ended November 30, 2008 and the year ended November 30, 2007, the Fund issued 0 and 81,104 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.


                                       38
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

NOTE 7. FEDERAL TAX INFORMATION

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to distributions in excess of tax earnings and profits, ordinary gain from the sale of master limited partnerships and return of capital. As of November 30, 2008, the Fund recorded the following reclassifications to increase (decrease) the accounts below:

         UNDISTRIBUTED   ACCUMULATED   ADDITIONAL
        NET INVESTMENT     REALIZED      PAID-IN
            INCOME           GAIN        CAPITAL
        --------------   -----------   ----------
          $(685,888)       $736,299     $(50,411)

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

             ORDINARY      RETURN
              INCOME     OF CAPITAL      TOTALS
           -----------   ----------   -----------
  2008     $ 9,913,146   $4,609,079   $14,522,225
  2007      14,219,577      825,229    15,044,806

As of November 30, 2008, the components of Distributable Earnings (Accumulated Losses) were as follows:

Capital loss carryforwards          $ (56,121,066)
Post-October losses                    (9,449,141)
Net unrealized depreciation           (54,324,559)
Other temporary differences               703,047
                                    -------------
Total accumulated losses            $(119,191,719)
                                    =============

Post-October losses represent losses realized on investment transactions from November 1, 2008 through November 30, 2008, that in accordance with federal income tax regulations the Fund may elect to defer or treat as having arisen in the following fiscal year.

The following summarizes the capital loss carryforwards as of November 30, 2008. These capital loss carryforwards are available to offset future net capital gains.

        EXPIRING IN FISCAL YEAR               AMOUNT
        -----------------------            -----------
           2009                            $ 7,900,696
           2010                             30,533,344
           2011                                771,608
           2014                                103,382
           2016                             16,812,036
                                           -----------
        Total capital loss carryforwards   $56,121,066
                                           ===========

During the year ended November 30, 2008, the Fund utilized none of the capital loss carryforwards to offset capital gains.


                                       39
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at November 30, 2008, were as follows:

Federal Tax Cost..............................  $125,144,046
                                                ------------
Aggregate Gross Unrealized Appreciation.......       528,819
Aggregate Gross Unrealized Depreciation.......   (54,830,449)
                                                ------------
Net Unrealized Depreciation...................  $(54,301,630)
                                                ============

NOTE 8. ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE 9. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

DECLARATION DATE        EX-DATE           RECORD DATE         PAYABLE DATE     DIVIDEND RATE
----------------   -----------------   -----------------   -----------------   -------------
December 1, 2008   December 16, 2008   December 18, 2008   December 31, 2008      $0.0340
January 2, 2009    January 20, 2009    January 22, 2009    January 30, 2009        0.0340

In conjunction with the issuance of commercial paper, the Fund has renewed its line of credit arrangement with a bank for borrowings of up to $15,000,000. The line of credit is collateralized by a portion of the Fund's investment securities. As of the date of this report, there were no borrowings outstanding.

NOTE 10. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                                       40
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Chartwell Dividend and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chartwell Dividend and Income Fund, Inc. (the
Fund) as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 2005 were audited by other auditors, whose report dated January 27, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. at November 30, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)
Philadelphia, Pennsylvania
January 28, 2009


                                       41
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the


                                       42
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus


                                       43
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2008.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no material changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. As of November 30, 2008, the Fund had $10 million outstanding at 3.65% per annum maturing on January 29, 2009. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.52% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) .........   (10.00)%  (5.00)%   0.00%   5.00%  10.00%
Corresponding return to common
   stockholder ...............   (12.28)%  (6.44)%  (0.61)%  5.23%  11.06%


                                       44
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

(UNAUDITED)

Assumes $60 million assets attributable to common shareholders; $10 million aggregate leverage with an average interest rate of 3.65%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 21, 2008, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.


                                       45
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in

DIRECTORS OF THE FUND

                                                     TERM OF
                                POSITION(S)         OFFICE AND
       NAME, ADDRESS,            HELD WITH          LENGTH OF
          AND AGE                 THE FUND         TIME SERVED
---------------------------   ---------------   -----------------
DISINTERESTED DIRECTORS

C. Warren Ormerod             Director          Term Expires 2009
72 yrs. old                                       (Since 2001)

Marie D. Fairchild, CPA/ABV   Director          Term Expires 2011
55 yrs. old                                       (Since 2008)

Kenneth F. Herlihy            Director          Term Expires 2009
79 yrs. old                                       (Since 1998)

INTERESTED DIRECTORS*

Winthrop S. Jessup            Director,         Term Expires 2011
63 yrs. old                   Chairman            (Since 1998)
                              and President

Bernard P. Schaffer           Director and      Term Expires 2010
64 yrs. old                   Vice President      (Since 1998)

* These directors are considered to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.


                                       46
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

                                                NUMBER OF
                                               PORTFOLIOS
                                               IN THE FUND
         PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
           DURING PAST 5 YEARS                 BY DIRECTOR       HELD BY BOARD MEMBER
-----------------------------------------   ----------------   -----------------------


Chairman and Managing Director, NorthStar           1          None
Asset Management (since 2000). Managing
Partner, Stratton Management Company
(1992-2000).

Shareholder, Ragone, Lacatena Fairchild &           1          None
Beppel, P.C. (Certified Public Accounting
Firm).

Sculptor, who has worked independently              1          None
since his retirement from the mutual
fund industry in 1987.

Limited Partner, Chartwell Investment               1          Georgia Banking Company
Partners, L.P. and Chartwell G.P., Inc.                        (since 1998).
(since 1997); Managing Partner, Chartwell
Investment Partners, L.P. and Chartwell
G.P., Inc. (1997-2005).

Managing Partner and Portfolio                      1          None
Manager of Chartwell Investment
Partners, L.P. and Partner of Chartwell
G.P., Inc. (since 1997).


                                       47
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)

                                                                    TERM OF
                                           POSITION(S)            OFFICE AND
         NAME, ADDRESS,                     HELD WITH              LENGTH OF
             AND AGE                        THE FUND              TIME SERVED
--------------------------------   ---------------------------   ------------
OFFICERS OF THE FUND

Winthrop S. Jessup                 Chairman of the Board,        (Since 1998)
63 yrs. old                        President and Director

Bernard P. Schaffer                Vice President and            (Since 1998)
64 yrs. old                        Director

Kevin A. Melich                    Vice President                (Since 1998)
66 yrs. old

Timothy J. Riddle                  Vice President                (Since 1998)
53 yrs. old

G. Gregory Hagar                   Vice President                (Since 1998)
40 yrs. old                        and Treasurer,                (Since 2004)
                                   Chief Financial Officer and
                                   Chief Compliance Officer

Andrew S. Toburen                  Vice President                (Since 2003)
37 yrs. old

Michael P. Malloy                  Secretary                     (Since 1998)
49 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103

Maria E. Pollack                   Assistant                     (Since 1998)
63 yrs. old                        Secretary


                                       48
                                    CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

                                  PRINCIPAL OCCUPATION(S)
                                    DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------
Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997);
Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997-2005).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner
of Chartwell G.P., Inc. (since 1997).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Chartwell
G.P., Inc. (since 1997).

Managing Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since
1997).

Managing Partner (since 2007), Chief Financial Officer (since 1997) and Chief Compliance
Officer (since 2004) of Chartwell Investment Partners, L.P.

Fixed Income Portfolio Manager for Chartwell Investment Partners, L.P. (since 1999).

Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

Director of Client Administration for Chartwell Investment Partners, L.P. (since 1997).


                                       49
                                   CHARTWELL

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a November 30, 2008 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2008, the Fund is designating the following items with regard to distributions paid during the year.

                            ORDINARY                                                 QUALIFYING   QUALIFYING
                             INCOME        RETURN         TOTAL        QUALIFYING     DIVIDEND     INTEREST
                         DISTRIBUTIONS   OF CAPITAL   DISTRIBUTIONS   DIVIDENDS(1)    INCOME(2)    INCOME(3)
                         -------------   ----------   -------------   ------------   ----------   ----------
CHARTWELL DIVIDEND AND
   INCOME FUND, INC.         68.26%        31.74%        100.00%         40.02%        38.69%       36.25%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of Net Investment Income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.


                                       50
                                   CHARTWELL

                                      NOTES

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2008

DIRECTORS
Winthrop S. Jessup, Chairman
Marie D. Fairchild
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
U.S. Bank
Two Liberty Place
Philadelphia, PA 19102

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. The investment adviser's commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of Registrant's code is filed herewith.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Registrant has an audit committee financial expert serving on its Audit Committee. The audit committee financial expert serving the Registrant's Audit Committee is Marie D. Fairchild, CPA/ABV, who is "independent" as defined in Item 3(a)(2) of this form.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Registrant's principal accountant related to the Registrant.

Registrant's principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

------------------ ------------------------------------------------------ ----------------------------------------------------
                                           2008                                                   2007
------------------ ------------------------------------------------------ ----------------------------------------------------
                   All fees and      All non-audit      Description of    All fees and     All non-audit     Description of
                   services to the   services to the    Services          services to      services to the   Services
                   Registrant        Registrant's                         the Registrant   Registrant's
                                     service                                               service
                                     affiliates that                                       affiliates that
                                     were                                                  were
                                     pre-approved by                                       pre-approved by
                                     the Registrant's                                      the
                                     Audit Committee                                       Registrant's
                                     pursuant to Rule                                      Audit Committee
                                     2-01(c)(7)(ii)                                        pursuant to
                                     of Regulation                                         Rule
                                     S-X.                                                  2-01(c)(7)(ii)
                                                                                           of Regulation
                                                                                           S-X.
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(a)     Audit      $45,000                  N/A         Audit fees        $42,500                N/A         Audit fees
        Fees                                            include amounts                                      include amounts
                                                        related to the                                       related to the
                                                        audit of the                                         audit of the
                                                        Registrant's                                         Registrant's
                                                        annual                                               annual
                                                        financial                                            financial
                                                        statements and                                       statements and
                                                        services                                             services
                                                        normally                                             normally
                                                        provided by the                                      provided by the
                                                        accountant in                                        accountant in
                                                        connection with                                      connection with
                                                        statutory and                                        statutory and
                                                        regulatory                                           regulatory
                                                        filings.                                             filings.
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(b)     Audit-     $0                $0                 $0                 $0              $0                $0
        Related
        Fees
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(c)     Tax        $6,600(1)         $0                 $0                $6,000(1)        $0                $0
        Fees

------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(d)     All        $21,500(2)        $0                 $0                $20,500(2)       $0                $0
        Other
        Fees
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------

Notes:
   (1)   Fees for review of the Fund's federal, excise and state tax returns.
   (2) Fees for agreed upon procedures performed in relation to the Fund's commercial paper issuance program.
(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee or its Chairman approves an a case-by-case basis each audit or non-audit service before the engagement.

(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant's service affiliates listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by the Registrant's principal accountant for services rendered to the Registrant and the Registrant's investment adviser for the Registrant's fiscal year ended November 30, 2008 and the fiscal year ended November 30, 2007 were $151,600 and $146,500, respectively.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with Registrant'sinvestment adviser that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, C. Warren Ormerod and Marie D. Fairchild.

(b)      Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the Registrant's Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant's portfolio securities for which it has voting authority consistent with the Registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser's Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                            AS AMENDED FEBRUARY, 2008

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained RiskMetrics Group, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on RiskMetrics Group's (RMG - formerly ISS) analyses and recommendations and generally gives instructions to RMG/ISS to vote proxies in accordance with RMG/ISS' recommendations, unless Chartwell reaches a different conclusion than RMG/ISS about how a particular matter should be voted. RMG/ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by RMG/ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by RMG/ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of RMG or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of RMG/ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

When Chartwell Does Not Vote Proxies. CHARTWELL MAY NOT VOTE PROXIES RESPECTING
   CLIENT SECURITIES IN CERTAIN CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SITUATIONS WHERE (A) THE SECURITIES ARE NO LONGER HELD IN A CLIENT'S ACCOUNT;
 (B) THE PROXY AND OTHER RELEVANT MATERIALS ARE NOT RECEIVED IN SUFFICIENT TIME TO ALLOW ANALYSIS OR AN INFORMED VOTE BY THE VOTING DEADLINE; (C) CHARTWELL
 CONCLUDES THAT THE COST OF VOTING THE PROXY WILL EXCEED THE EXPECTED POTENTIAL BENEFIT TO THE CLIENT; OR (D) THE SECURITIES HAVE BEEN LOANED OUT PURSUANT TO A
        CLIENT'S SECURITIES LENDING PROGRAM AND ARE UNAVAILABLE TO VOTE.

                             Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

1.  AUDITORS

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
        o An auditor has a financial interest in or association with the company and is therefore not independent;
        o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
        o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
        o       Fees for non-audit services ("Other" fees) are excessive.

Vote CASE BY CASE on shareholder proposals asking for audit firm rotation, taking into account
        o       The tenure of the audit firm;
        o       The tenure of rotation specified in the proposal;
        o       Any significant audit-related issues at the company;
        o       The number of Audit Committee meetings held each year;
        o       The number of financial experts serving on the committee; and
        o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS
Vote AGAINST or WITHHOLD from individual directors who:
        o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
        o       Sit on more than six public company boards;
        o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
        o       The company's proxy indicates that not all directors attended
                75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
        o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/ withhold every year until this feature is removed;
        o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;
        o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
        o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
        o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
        o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
        o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";
        o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election - any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:
        o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
        o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
        o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
        o       The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
        o The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
        o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
        o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
        o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
        o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
        o The company fails to submit one-time transfers of stock options to a shareholder vote;
        o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
        o The company has backdated options (see "Options Backdating" policy);
        o The company has poor compensation practices (see `poor Pay practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
        o The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and
        o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
        o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) :
                - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
                - Serves as liaison between the chairman and the independent directors,
                - Approves information sent to the board,
                - Approves meeting agendas for the board,
                - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
                - Has the authority to call meetings of the independent
                  directors,
                - If requested by major shareholders, ensures that he is
                  available for consultation and direct communication;
        o       The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

        o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
        o       Two-thirds independent board;
        o       All independent key committees;
        o       Established governance guidelines;
        o The company should not have underperformed both its industry peers and index on the basis both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
        o       The company does not have any problematic governance issues.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state laws where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
        o       The ownership threshold proposed in the resolution;
        o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3.  PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:
        o Long-term financial performance of the target company relative to its industry;
        o       Management's track record;
        o       Background to the proxy contest;
        o       Qualifications of director nominees (both slates);
        o Strategic plan of dissident slate and quality of critique against management;
        o Likelihood that the proposed goals and objectives can be achieved (both slates);
        o       Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE BY CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
        o The election of fewer than 50% of the directors to be elected is contested in the election;
        o       One or more of the dissident's candidates is elected;
        o Shareholders are not permitted to cumulate their votes for directors; and
        o The election occurred, and the expenses were incurred after the adoption of this bylaw.


------------------------
*The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

4.  TAKEOVER DEFENSES
POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
        o       Shareholders have approved the adoption of the plan; or
        o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking shareholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder-approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE BY CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
        o       No lower than a 20% trigger, flip-in or flip-over;
        o       A term of no more than three years;
        o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
        o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.  MERGERS AND CORPORATE RESTRUCTURINGS
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
        o VALUATION - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
        o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
        o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
        o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

        o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "RMG/ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
        o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.  STATE OF INCORPORATION
REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
        o       The reasons for reincorporating;
        o       A comparison of the governance provisions;
        o       Comparative economic benefits; and
        o       A comparison of the jurisdictional laws.

7.  CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by RMG/ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
        o       Rationale;
        o Good performance with respect to peers and index on a five-year total shareholder return basis;
        o       Absence of non-shareholder approved poison pill;
        o       Reasonable equity compensation burn rate;
        o       No non-shareholder approved pay plans; and
        o       Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
        o It is intended for financing purposes with minimal or no dilution to current shareholders;
        o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8.  EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
        o       The total cost of the company's equity plans is unreasonable;
        o The plan expressly permits the repricing of stock options without prior shareholder approval;
        o There is a disconnect between CEO pay and the company's performance;
        o The company's three-year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
        o       The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

        o Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses and equity compensation);
        o Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances and/or other excessive arrangements relative to base salary);
        o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
        o Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts or inclusion of performance-based equity awards in the pension calculation);
        o New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);
        o       Excessive severance and/or change-in-control provisions:
                Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
                - Severance paid for a "performance termination", (i.e., due to the executive's failure to perform job functions at the appropriate level);
                - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
                - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
        o Poor disclosure practices: (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance target and methodology not discussed or methodology for benchmarking practices and/or peer group not disclosed and explained);
        o Internal Pay Disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);
        o Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
        o Director stock ownership guidelines with a minimum of three times the annual cash retainer;
        o       Vesting schedule or mandatory holding/deferral period:
                - A minimum vesting of three years for stock options or
                  restricted stock; or
                - Deferred stock payable at the end of a three-year deferral period.
        o       Mix between cash and equity:
                - A balanced mix of cash and equity, for example, 40% cash/60%
                  equity or 50% cash/50% equity; or
                - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
        o No retirement/benefits and perquisites provided to non-employee directors; and
        o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
        o       Purchase price is at least 85 percent of fair market value;
        o       Offering period is 27 months or less; and
        o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
        o       Purchase price is less than 85 percent of fair market value; or
        o       Offering period is greater than 27 months; or
        o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all of the following features:
        o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
        o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
        o Company matching contribution up to 25 percent of employer's contribution, which is effectively a discount of 20 percent from market value;
        o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
        o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
        o       Length of time of options backdating;
        o       Size of restatement due to options backdating;

        o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
        o Adoption of a grant policy that prohibits backdating and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
        o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in the money" over the near term;
        o Rationale for the repricing--was the stock price decline beyond management's control?
        o       Is this a value-for-value exchange?
        o       Are surrendered stock options added back to the plan reserve?
        o Options vesting--does the new option vest immediately, or is there a black-out period?
        o Term of the option--the term should remain the same as that of the replaced option;
        o Exercise price--should be set at fair market or a premium to market;
        o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-BY-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option repricing model. In an effort to capture the total cost of total compensation, RMG/ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

TRANSFER PROGRAMS OF STOCK OPTIONS
Vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers to shareholders for approval. Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
        o Executive officers and non-employee directors are excluded from participating;
        o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
        o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants. Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but are not limited, to the following:
        o       Eligibility;
        o       Vesting;
        o       Bid-price;
        o       Term of options;
        o Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON PAY)
Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:
        o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
        o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
        o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
        o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
        o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
        o What aspects of the company's annual and long-term equity incentive programs are performance driven?
        o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
        o Can shareholders assess the correlation between pay and performance based on the current disclosure?
        o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
        o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
        o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above-target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
        o Adoption, amendment or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
        o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
        o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
        o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
        o       An executive may not trade in company stock outside the 10b5-1
                Plan;
        o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE basis on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
        o       If the company has adopted a formal recoupment bonus policy; or
        o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
        o The triggering mechanism should be beyond the control of management;
        o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
        o       Change-in-control payments should be double-triggered, i.e.,
                (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9.  CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES
CONSUMER LENDING
Vote CASE-BY-CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
        o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
        o Whether the company has adequately disclosed the financial risks of the lending products in question;
        o Whether the company has been subject to violations of lending laws or serious lending controversies;
        o       Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate its product pricing considering:
        o       The existing level of disclosure on pricing policies;
        o       Deviation from established industry pricing norms;
        o The company's existing initiatives to provide its products to needy consumers;
        o Whether the proposal focuses on specific products or geographic regions.

PRODUCT SAFETY AND TOXIC MATERIALS
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
        o The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;
        o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
        o The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
        o Current regulations in the markets in which the company operates;
        o Recent significant controversy, litigation or fines stemming from toxic chemicals or ingredients at the company; and
        o       The current level of disclosure on this topic.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
        o The company already provides current, publicly-available information on the perceived impact that climate change may have on the company, as well as associated policies and procedures to address such risks and/or opportunities;
        o The company's level of disclosure is comparable to or better than information provided by industry peers; and

        o There are no significant fines, penalties or litigation associated with the company's environmental performance.

GREENHOUSE GAS EMISSIONS
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive timeframe unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
        o The company is in compliance with laws governing corporate political activities; and
        o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:
        o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
        o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

SUSTAINABILITY REPORTING
Generally, vote FOR proposals requesting the company to report on policies and initiatives related to social, economic and environmental sustainability, unless:
        o The company already discloses similar information through existing reports or policies such as an Environment, Health and Safety (EHS) report, a comprehensive Code of Corporate Conduct and/or a Diversity Report; or
        o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified timeframe.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Portfolio Manager

As of the filing date of this report, the Chartwell Dividend and Income Fund is managed by Bernard P. Schaffer of Chartwell Investment Partners, LP. Mr. Schaffer works with three Senior Portfolio Managers, Andrew S. Toburen, Paul
A. Matlack, and Christine F. Williams. These individuals are responsible for the fixed income securities in the portfolio, while Mr. Schaffer is responsible for the equity securities in the portfolio, overall portfolio construction, and has the ability to override any decision made by the other portfolio managers.

Bernard P. Schaffer, a Managing Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is the Head Portfolio Manager of Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing institutional accounts in the value style. Prior to joining Delaware, he was a Senior Vice President at Prudential Securities. Mr. Schaffer has 37 years of professional experience.

Andrew S. Toburen, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 1999, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Yale University and an MBA from Cornell University's Johnson School of Management. He holds the Chartered Financial Analyst designation. From 1994 to 1997 he was part of a team managing high yield corporate bond assets for Nomura Corporate Research and Asset Management, Inc. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia, and has 14 years of professional experience.

Paul A. Matlack, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 2003, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in International Relations from the University of Pennsylvania and an MBA in Finance from George Washington University. He holds the Chartered Financial Analyst designation. Prior to joining Chartwell, Mr. Matlack was a Senior Portfolio Manager for Turner Investment Partners. Mr. Matlack is a member of the CFA Institute and the CFA Society of Philadelphia, and has 23 years of professional experience.

Christine F. Williams, a Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. She earned a Bachelor's degree in Economics from the University of Delaware and an MBA in Finance from St. Joseph's University. Prior to joining Chartwell, Ms. Williams was an Assistant Vice President, Fixed Income at Meridian Investment Company from 1990 to 1997 where she was part of the fixed income team. She began her career as a research analyst with Merrill Lynch. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia, and has 20 years of professional experience.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (November 30, 2008), the following table summarizes the other investment activities of each portfolio manager.

                                                                                               # of Accounts     Total Assets
                                                                                               Managed that         where
                                                                  Total                        Advisory Fee      Advisory Fee
    Name of Portfolio                                             # of                         is Based on       is Based on
    Manager or Team                                              Accounts                      Performance       Performance
        Member                      Type of Accounts             Managed     Total Assets     of the Account    of the Account
    -----------------               ----------------             -------     ------------     --------------    --------------

1. Bernard P. Schaffer      Registered Investment Companies:        1         $220 million           0                 $0
                            Other Pooled Investment Vehicles:       0              $0                0                 $0
                            Other Accounts:                         20        $140 million           0                 $0

2. Andrew S. Toburen        Registered Investment Companies:        0              $0                0                 $0
                            Other Pooled Investment Vehicles:       1          $61 million           1            $61 million
                            Other Accounts:                         60       $1,016 million          0                 $0

3. Paul A. Matlack          Registered Investment Companies:        0              $0                0                 $0
                            Other Pooled Investment Vehicles:       1          $61 million           1            $61 million
                            Other Accounts:                         60       $1,016 million          0                 $0

4. Christine F. Williams    Registered Investment Companies:        0              $0                0                 $0
                            Other Pooled Investment Vehicles:       1          $61 million           1            $61 million
                            Other Accounts:                         60       $1,016 million          0                 $0


Chartwell Investment Partners ("Chartwell") acts as an adviser to both investment companies registered under the Investment Company Act of 1940 ("registered funds") and other clients ("investment accounts"). When registered funds and investment accounts are managed side-by-side, Chartwell personnel are to strictly follow the policies and procedures outlined in Chartwell's Compliance Manual and Code of Ethics to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. The policies, procedures, and controls in place are monitored by Chartwell's Compliance Department to identify any potential conflicts of interest and to effectively mitigate any such conflicts.

(a)(3)  Portfolio Manager Compensation

As of the most recently completed fiscal year end (November 30, 2008), the compensation paid to Chartwell portfolio managers consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark for both 1 year and 3 year periods. The S&P 500 Index and Merrill Lynch High Yield Cash Pay Index are used as benchmarks for Chartwell Dividend and Income Fund. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in Chartwell Dividend and Income Fund by each portfolio manager as of November 30, 2008:

                 PORTFOLIO MANAGER                    OWNERSHIP RANGE
                 Bernard P. Schaffer                  $10,000-$50,000
                 Andrew S. Toburen                    None
                 Paul A. Matlack                      None
                 Christine F. Williams                None


(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K in its proxy statement filed with the Commission on March 19, 2007.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ----------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date:  February 3, 2009




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ----------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date: February 3, 2009


By (Signature and Title)*               /s/ G. Gregory Hagar
                                        --------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)

Date: February 3, 2009

* Print the name and title of each signing officer under his or her signature.